UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 18, 2018

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Duos Technologies Group, Inc.

(Exact name of registrant as specified in its charter)

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Florida	000-55497	65-0493217
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

6622 Southpoint Drive S., Suite 310

Jacksonville, Florida 32216

(Address of Principal Executive Office) (Zip Code)

(904) 652-1601

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01  Entry into a Material Definitive Agreement.

As further disclosed in Item 5.07 below, effective January 18, 2018, the shareholders of Duos Technologies Group, Inc., a Florida corporation (the “Company”), upon the recommendation of the Board of Directors (the “Board”) of the Company, approved the amount of authorized shares pursuant to the Company’s 2016 Equity Incentive Plan in the amount of 2,500,000 (the “Plan”). The Plan now provides for the issuance of up to 2,500,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), through the grant of non-qualified options (the “Non-qualified Options”), incentive options (the “Incentive Options” and together with the Non-qualified Options, the “Options”), restricted stock (the “Restricted Stock”) and unrestricted stock to directors, officers, employees and nonemployee consultants of the Company or its affiliates.

The above description of the Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan, which is attached as Appendix B to the proxy statement on Schedule 14-A filed with the Securities and Exchange Commission on December 22, 2017 and is incorporated by reference herein.

Item 5.07  Submission of Matters to a Vote of Security Holders.

On January 18, 2018, the Company held its 2017 annual meeting of stockholders (the “Annual Meeting”). 59.32% of the shares of common stock outstanding and entitled to vote at the Annual Meeting were present in person or by proxy thereby constituting a quorum.

The matters that were voted upon at the Annual Meeting, and the number of votes cast for or against/withheld, as well as the number of abstentions, as to such matters, where applicable, are set forth in the table below. With respect to the election of Gianni B. Arcaini, Adrian G. Goldfarb, Alfred J. (Fred) Mulder and Blair Fonda as directors to each serve as directors on the Board until the next annual meeting or until each of their successors is elected and qualified, each nominee received the number of votes set forth opposite his name.

	Number of Votes
	Votes For	Votes Against/Withheld	Abstentions
Election of Gianni B. Arcaini	12,210,121	—	40,000
Election of Adrian G. Goldfarb	12,210,121	—	40,000
Election of Alfred J. (Fred) Mulder	11,210,121	—	1,040,000
Election of Blair Fonda	11,210,121	—	1,040,000
Approval of an amendment to the Company’s articles of incorporation to effect a reverse stock split in a range of not less than 1 for 2 and not more than 1 for 20	12,248,687	1,434	—
Approval of an amendment increasing the number of shares issuable under the 2016 Equity Incentive Plan to 2,500,000 shares	11,360,121	40,000	850,000

On the basis of the above votes, (i) Gianni B. Arcaini, Adrian G. Goldfarb, Alfred J. (Fred) Mulder and Blair Fonda were elected as members of the Board, (ii) approval of an amendment to the Company’s articles of incorporation to effect a reverse stock split in a range of not less than 1 for 2 and not more than 1 for 20 was adopted and (iii) approval of an amendment setting forth 2,500,000 as the number of shares issuable under the 2016 Equity Incentive Plan was adopted.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

10.1	2016 Equity Incentive Plan (incorporated by reference to Appendix B of the Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on December 22, 2017).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DUOS TECHNOLOGIES GROUP, INC.

Dated: January 19, 2018	By:	/s/ Gianni B. Arcaini
Gianni B. Arcaini Chief Executive Officer

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